Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

This Amendment No. 3, dated as of May 17, 2006 (this “Amendment”), is among RELIANT ENERGY, INC., a Delaware corporation (the “Borrower”), the other LOAN PARTIES referred to herein, as Guarantors, and each of the Lenders listed on the signature pages to this Amendment.

INTRODUCTION

A.            The Borrower, the other Loan Parties referred to therein, BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, BARCLAYS BANK, PLC and DEUTSCHE BANK SECURITIES INC., as Syndication Agents and GOLDMAN SACHS CREDIT PARTNERS L.P. and MERRILL LYNCH CAPITAL CORPORATION, as Documentation Agents (collectively, the “Agents”) and the Lenders are parties to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 22, 2004 (as further amended or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.            The Borrower and the other Loan Parties have requested that the Lenders amend the Credit Agreement as set forth below, and upon the terms and conditions of this Amendment the Lenders are willing to agree to the requested amendments.

THEREFORE, the Borrower, such other Loan Parties and the Lenders hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Article I. Article I of the Credit Agreement is hereby amended as set forth in Section 2.1.

SECTION 2.1. Section 1.1 of the Credit Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

“Fair Value Certificate” is defined in the definition of Permitted Sale.

“PEDFA Debt” means Indebtedness permitted pursuant to clause (d) of Section 7.3.

“Permitted Payment” means, on any given date, any voluntary or mandatory repayment, prepayment, repurchase, retirement, redemption or defeasance of the principal of any Term Loans or other Parity Secured Debt (but specifically excluding (i) Revolving Credit Loans, (ii) PEDFA Debt and (iii) loans outstanding under other revolving-type credit facilities except, in the case of each of clauses (i) and (iii), as a result of a Dollar-for-Dollar permanent reduction in the commitments thereunder); provided that no such repayment, prepayment, repurchase, retirement, redemption or defeasance of Indebtedness incurred at any time after the Closing Date under clause (s) of Section 7.3 shall be a Permitted Payment unless all of the Term Loans shall have previously been repaid in full.

“Permitted Sale” means one or more sales of any Transferred Asset by the Borrower or any Restricted Subsidiary to the Purchaser Subsidiary, pursuant to which all of the following conditions shall be satisfied on or prior to the consummation of such sale (or, if a later date is specified with respect to any of the following conditions, such later date with respect to such condition):

(i) (a) the Borrower or the applicable selling Restricted Subsidiary shall have received from the Purchaser Subsidiary consideration in the form of cash or a Sale Note, or any combination thereof, in an aggregate amount equal to or greater than the fair value, or within or above the range of fair values, of such Transferred Asset as determined pursuant to the applicable Fair Value Certificates, and (b) such consideration for all Transferred Assets (singly or in the aggregate with all other consummated Permitted Sales) shall not exceed (x) if there is only one Transferred Asset, $350,000,000 and (y) if there is more than one Transferred Asset, $250,000,000;

(ii)  the Administrative Agent on behalf of the Lenders shall have received a certificate or opinion addressed to the Administrative Agent of an engineer, appraiser, or other expert (in each case who is not an Affiliate or employee of the Borrower or any of its Subsidiaries) setting forth the fair value of the Transferred Assets (a “Fair Value Certificate”), which certificate or opinion also shall be in the form required to be delivered to the Secured Debt Representative for the Secured Notes pursuant to Section 314(d)(1) of the Trust Indenture Act of 1939 in respect of such Permitted Sale or in such other form as may be reasonably satisfactory to the Administrative Agent;

(iii) the Purchaser Subsidiary shall have executed and delivered to the Borrower or the applicable selling Restricted Subsidiary such pledge agreements, security agreements, mortgages, deeds of trust, deeds to secure debt or other equivalent documents with respect to all such Transferred Assets to secure all the obligations of the Purchaser Subsidiary under the applicable Sale Note, which agreements, mortgages, deeds or other documents shall be in form and substance reasonably satisfactory to the Administrative Agent, and shall have executed, delivered and filed all other documents and instruments and taken all other actions as may be necessary in the reasonable opinion of the Administrative Agent and its counsel to perfect the security interests of the Borrower or the applicable selling Restricted Subsidiary pursuant to such agreements, mortgages, deeds or other documents;

(iv) within 3 Business Days following the consummation of such Permitted Sale, the related Sale Note(s) shall have been duly and validly pledged under the Security Agreement as Separate Collateral to the Collateral Trustee accompanied by undated instruments of transfer endorsed in blank, and accompanied by any agreements, mortgages, deeds and other documents executed and delivered pursuant to clause (iii), and each shall be in the actual possession of the Collateral Agent;

(v)  the Administrative Agent shall have received a certificate, dated as of the date of consummation of such Permitted Sale and duly executed by a Responsible Officer of the Borrower, in which certificate the Borrower shall certify as to good standing, due authorization, corporate power and authority, due execution and delivery, valid and binding obligation, absence of conflicts with organizational documents, contracts, laws and governmental orders, and validity and perfection of security interests, in each case with respect to the applicable Sale Note(s) and the other documents contemplated by clause (iii), and, at the time such certificate is delivered, such certifications shall in fact be true and correct; and

(vi) all material governmental and third party consents and approvals with respect to such Permitted Sale shall have been obtained and there shall be no litigation, governmental, administrative or judicial action that could reasonably be expected to restrain or prevent such Permitted Sale.

“Purchaser Subsidiary” means a wholly-owned Subsidiary of OPH which is a Restricted Subsidiary and also a Designated Entity.

“Residual Amount” means the aggregate amount of cash received pursuant to clauses (b) and (c) of Section 6.15 which remains after (i) the Borrower has prepaid or redeemed in full the outstanding principal amount of (and permanently cancelled Dollar-for-Dollar all commitments with respect to) all Term Loans and other Parity Secured Debt that the Borrower has the right to voluntarily prepay or redeem without premium and (ii) the earlier of (x) the date on which the Borrower has prepaid or redeemed in full, or has made offer(s) to prepay or redeem which have not been accepted with respect to, other Parity Secured Debt and (y) the expiration of the time periods set forth in such clauses (b) and (c), as applicable.

 “Revolving Loan Payment Amount” means, on any particular date, without duplication, the aggregate principal amount of repayments or prepayments of Revolving Credit Loans made with either (a) cash consideration received by the Borrower or the applicable Restricted Subsidiary pursuant to clause (i) of the definition of Permitted Sale or (b) the proceeds of any repayments or prepayments (that are not attributable to Transferred Asset Sale Proceeds) of principal on any Sale Note, in the case of each of clauses (a) and (b), that have not been used for Permitted Payments.

“Sale Note” means one or more secured promissory notes in substantially the form set forth in Exhibit H to this Agreement payable by the Purchaser Subsidiary to the Borrower in consideration of the sale of particular Transferred Assets, the maturity date of which note shall be no later than the Revolving Credit Termination Date.

“Transferred Assets” means, collectively, a power generation facility and related properties which are sold in one or more Permitted Sales to the Purchaser Subsidiary.

“Transferred Asset Sale Proceeds” means the aggregate cash proceeds received by OPH or the Purchaser Subsidiary in respect of any Asset Sale (including any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale) with respect to any Transferred Asset, net of the direct costs relating to such Asset Sale, including legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result of the Asset Sale, taxes paid or payable as a result of the Asset Sale, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts reserved for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

“Trigger Amount” is defined in clause (b) of Section 6.15.

SECTION 3. Amendments to Article VI. Article VI of the Credit Agreement is hereby amended as set forth in Sections 3.1 through 3.3.

SECTION 3.1. Section 6.3 is amended by (i) deleting the word “and” at the end of clause (c), (ii) replacing the period at the end of clause (d) with “; and”, and (iii) adding a new clause (e), to read in its entirety as follows:

(e)  (x) of the occurrence of (i) any Permitted Sale, (ii) any repayment or prepayment of principal of any Sale Note and (iii) any repayment or prepayment of Revolving Credit Loans using either (A) cash consideration received by the Borrower or the applicable Restricted Subsidiary with respect to a Permitted Sale pursuant to clause (i) of the definition of Permitted Sale or (B) the proceeds of any repayment or prepayment set forth in clause (ii), (y) following the occurrence of any event set forth in clause (e)(x), of the outstanding principal amount of all Sale Notes and calculations to demonstrate the extent to which a Trigger Amount has accrued, in each case, both immediately before and after giving effect to such event and (z) following any Permitted Payment pursuant to Section 6.15(b) or (c), the date and amount of such Permitted Payment and the Parity Secured Debt to which such Permitted Payment was applied.

SECTION 3.2. Clause (a) of Section 6.11 is amended and restated in its entirety to read as follows:

(a)   the Revolving Credit Facility for general corporate purposes, including (i) permitted investments, (ii) replacing loans and letters of credit under the Existing Credit Agreement, (iii) funding scheduled payments of principal of and interest on (but excluding the voluntary repayment or prepayment, or voluntary repurchase, retirement, redemption or defeasance of the principal of or interest on) any Term Loans or other Parity Secured Debt, (iv) funding Permitted Payments in an amount not to exceed the then applicable Revolving Loan Payment Amount, and

(v) acquisitions of Permitted ERCOT Assets to the extent permitted hereunder; and

SECTION 3.3. Article VI is further amended by adding a new Section 6.15 to read in its entirety as follows:

6.15. Sale Note, etc. (a)  Cause each Sale Note to be pledged to the Secured Parties under the Security Agreement as Separate Collateral.

(b)  No later than the later of (i) the date which is 90 days after the consummation of any Permitted Sale and (ii) October 31, 2006, apply all cash consideration received by the Borrower or the applicable Restricted Subsidiary with respect to such Permitted Sale pursuant to clause (i) of the definition of Permitted Sale to one or more Permitted Payments at no more than par (it being understood that the foregoing shall not prohibit the Borrower from paying a premium or amount greater than par otherwise permitted under this Agreement so long as such premium payment or amount greater than par is not funded by any cash consideration received by the Borrower or the applicable Restricted Subsidiary with respect to a Permitted Sale pursuant to clause (i) of the definition of Permitted Sale or by any amounts received pursuant to any repayment or prepayment of the principal of any Sale Note).

(c)  Within 90 days following receipt (individually or in the aggregate) of the Trigger Amount, apply all (and no less than all) of such Trigger Amount (together with any other repayments or prepayments (that are not attributable to Transferred Asset Sale Proceeds) of principal of each Sale Note that are received contemporaneously with such Trigger Amount) to one or more Permitted Payments at no more than par (it being understood that the foregoing shall not prohibit the Borrower from paying any premium or amount greater than par otherwise permitted under this Agreement so long as such premium payment or amount greater than par is not funded by any cash consideration received by the Borrower or the applicable Restricted Subsidiary with respect to a Permitted Sale pursuant to clause (i) of the definition of Permitted Sale or by any amounts received pursuant to any repayment or prepayment of the principal of any Sale Note). For purposes of this clause, “Trigger Amount” shall mean repayments or prepayments (that are not attributable to Transferred Asset Sale Proceeds) of principal of one or more Sale Notes in an aggregate amount equal to $25,000,000, to the extent such repayments or prepayments have not previously been applied in accordance with the foregoing provisions of this clause.

(d)  Ensure that, at all times prior to the making of any Permitted Payment required to be made pursuant to clauses (b) and (c), and with respect to which there is a Revolving Loan Payment Amount, the Aggregate Commitments for Revolving Credit Loans shall equal or exceed the sum of (i) the Outstanding Amount of Revolving Credit Loans plus (ii) the Outstanding Amount of L/C Obligations plus (iii) such Revolving Loan Payment Amount.

(e)  The Borrower shall apply the Residual Amount to reduce the Revolving Credit Exposure as follows: first, to prepay outstanding L/C Borrowings until all such L/C Borrowings are paid in full, second, to prepay outstanding Revolving Credit Loans until all such Revolving Credit Loans are paid in full and, third, to Cash Collateralize the L/C Obligations.

(f)  Any Residual Amount remaining after the application set forth in clause (e) may be retained by the Borrower for use in the ordinary course of its business.

SECTION 4. Amendments to Article VII. Article VII of the Credit Agreement is hereby amended as set forth in Sections 4.1 through 4.3.

SECTION 4.1. Section 7.13 of the Credit Agreement is amended by (i) replacing the period at the end of clause (c) with “; and”, and (ii) adding a new clause (d), to read in its entirety as follows:

(d)  any Sale Note in any way that (i) reduces the rate of interest or extends the date scheduled for payment of principal of or interest on, or reduces the principal amount (other than as a result of a Dollar for Dollar repayment) of, such Sale Note, (ii) modifies, waives or deletes the terms of any Sale Note which provide for a cross-default to Indebtedness of OPH under the OPH Note Indenture or the OPH Notes, or (iii) releases collateral securing such Sale Note, except in connection with any asset disposition that is not prohibited hereunder and the Net Asset Sale Proceeds of which are applied in accordance herewith.

SECTION 4.2. Section 7.17 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (c) in their entirety, in each case to read as follows:

(a)  The Borrower shall not permit OPH or any of OPH’s Subsidiaries to distribute any cash (other than (i) Net Asset Sale Proceeds or (ii) cash paid in consideration for Transferred Assets (whether on the date of the consummation of any Permitted Sale or thereafter, and whether in respect of the payment of principal of or interest on the related Sale Note) to the Borrower or any of its Subsidiaries (other than an OPH Subsidiary), except as follows:  first, to pay principal of and interest on the OPH Revolving Notes; second, to the extent permitted under the OPH Note Indenture, to be distributed by OPH to the Borrower as a dividend or otherwise; and third, to pay principal of and interest on the OPMW Term Notes and OPNY Term Note.

(c)  The Borrower shall cause OPH and its Subsidiaries to apply all OPH Asset Sale Proceeds (i) other than in the case of Transferred Asset Sale Proceeds, to the prepayment of the OPMW Term Notes and OPNY Term Notes, in each case until repaid in full and (ii) in the case of Transferred Asset Sale Proceeds, to a Dollar for Dollar repayment or prepayment of the principal of, and accrued interest on, the Sale Notes and the amount so paid on the Sale Notes and the remainder, if any, shall be applied in accordance with Section 2.4 as if such Transferred Asset

Sale Proceeds were Net Asset Sale Proceeds and OPH Asset Sale Proceeds (ignoring payments made to retire Indebtedness (other than the Loans) required to be repaid in connection with such Transferred Asset Sale Proceeds).

SECTION 4.3. Clause (a)(iii) of Section 7.18 of the Credit Agreement is amended in its entirety to read as follows:

(iii) Investments and transfers of assets (other than cash, Cash Equivalents, or any power generation facility) and payments for goods and services in the ordinary course of business; provided, that the Borrower or a Restricted Subsidiary may sell the Transferred Assets to the Purchaser Subsidiary pursuant to the terms of any Permitted Sale; and

SECTION 5. Exhibit H (Sale Note). The Credit Agreement is hereby amended to include the form of Sale Note as an exhibit, in the form attached to this Amendment.

SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Agents and the Lenders that:

(a)  The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided, that representations and warranties which have Material Adverse Effect qualifiers shall be true and correct in all respects to the extent such Material Adverse Effect qualifier is applicable thereto), and except that for purposes of this clause, the representations and warranties contained in clauses (a) and (b) of Section 5.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement;

(b) (i) this Amendment has been duly executed and delivered by each Loan Party that is party thereto, (ii) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity, and (iii) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of any of such Person’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, where such Contractual Obligation (x) evidences Indebtedness of the Borrower or any of its Subsidiaries or (y) is identified in the exhibit list from time to time in filings made by the Borrower with the SEC as material to the Borrower, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, that (in the case of clauses (b)(iii)(A) and (b)(iii)(B)(2)) could reasonably be expected to have a Material Adverse Effect; (C) violate any Law that could reasonably be expected to have a Material Adverse Effect; or (D) result in the creation of any Lien other than a Permitted Lien; and

(c)  as of the date of this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7. Effectiveness. This Amendment shall become effective as of the date set forth above, and the Credit Agreement shall be amended as provided in this Amendment, when:

(a) the Borrower and each other Loan Party shall have executed and delivered to the Administrative Agent this Amendment;

(b) the Required Lenders shall have executed and delivered this Amendment without qualification to the Administrative Agent and the Borrower; and

(c) the Administrative Agent shall have received a certificate from the Borrower certifying that attached thereto is a true and complete copy of an amendment (in form and substance identical to this Amendment except for changes resulting from the difference in the two agreements) to the DB Credit Agreement which has (or contemporaneously with the effectiveness of this Amendment, will) become effective pursuant to the requirements of the DB Credit Agreement.

The Administrative Agent will confirm in writing to the Borrower when condition (b) has been satisfied.

SECTION 8. Effect on Loan Documents.

(a)  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agents’ or Lenders’ rights under the Loan Documents, as amended.

(b)  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

SECTION 9. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

EXECUTED to be effective as of the date first above written.

RELIANT ENERGY, INC.

By:	/s/ Andrew Johannesen
Name:	Andrew Johannesen
Title:	Vice President and Assistant Treasurer

RELIANT ENERGY ASSET MANAGEMENT, LLC
RELIANT ENERGY BROADBAND, INC.
RELIANT ENERGY CALIFORNIA HOLDINGS, LLC
RELIANT ENERGY COMMUNICATIONS, INC.
RELIANT ENERGY COOLWATER, INC.
RELIANT ENERGY CORPORATE SERVICES, LLC
RELIANT ENERGY ELLWOOD, INC.
RELIANT ENERGY ETIWANDA, INC.
RELIANT ENERGY FLORIDA, LLC
RELIANT ENERGY KEY/CON FUELS, LLC
RELIANT ENERGY MANDALAY, INC.
RELIANT ENERGY NORTHEAST GENERATION, INC.
RELIANT ENERGY NORTHEAST HOLDINGS, INC.
RELIANT ENERGY ORMOND BEACH, INC.
RELIANT ENERGY POWER GENERATION, INC.
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY SABINE (TEXAS), INC.
RELIANT ENERGY SERVICES DESERT BASIN, LLC
RELIANT ENERGY SERVICES MID-STREAM, LLC
RELIANT ENERGY SEWARD, LLC
RELIANT ENERGY TRADING EXCHANGE, INC.
RELIANT ENERGY VENTURES, INC.
RELIANT ENERGY WHOLESALE GENERATION, LLC

By:	/s/ Andrew Johannesen
Name:	Andrew Johannesen
Title:	Assistant Treasurer of the corporations and limited liability companies, and of the general partners of the limited partnerships, listed above

RELIANT ENERGY SERVICES, INC.

By:	/s/ Andrew Johannesen
Name:	Andrew C. Johannesen
Title:	Vice President and Treasurer

RELIANT ENERGY RETAIL SERVICES, LLC
RELIANT ENERGY ELECTRIC SOLUTIONS, LLC
RELIANT ENERGY SOLUTIONS EAST, LLC

By:	/s/ Lloyd A. Whittington
Name:	Lloyd A. Whittington
Title:	Vice President and Treasurer of the limited liability companies listed above

RELIANT ENERGY CAPTRADES HOLDING CORP.
RELIANT ENERGY SABINE (DELAWARE), INC.

By:	/s/ Patricia F. Genzel
Name:	Patricia F. Genzel
Title:	President

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

By:	/s/ Maria A. McClain
Name:	Maria A. McClain
Title:	Vice President

ABN AMRO BANK N.V.

By:	/s/ John Reed
Name:	John Reed
Title:	Director

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Denis O’Meara
Name:	Denis O’Meara
Title:	Managing Director

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Diane S. Griswold
Name:	Diane S. Griswold
Title:	AVP

ADDISON CDO, LIMITED
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

CLARENVILLE CDO, SA
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

GLOBAL ENHANCED LOAN FUND S.A.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

HIGHLAND ENHANCED VARIABLE RATE FUND LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

LOAN FUNDING III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

MICROSOFT GLOBAL FINANCE, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Northern Trust Company in the Nominee Name of How & Co.

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PACIFIC SELECT MANAGED BOND FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PIMCO FLOATING INCOME FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PIMCO FLOATING RATE INCOME FUND
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through
Investors Fiduciary Trust Company in the
Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PIMCO FLOATING RATE STRATEGY FUND
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through
Investors Fiduciary Trust Company in the
Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

GLOBAL STOCKSPLUS INCOME FUND
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through
Investors Fiduciary Trust Company in the
Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PRUDENTIAL SERIES FUND INCORPORATED
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through State
Street Bank and Trust Company in the
Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PVIT HIGH YIELD BOND PORTFOLIO
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through
Investors Fiduciary Trust Company in the
Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

SEQUILS-MAGNUM, LTD.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

SOUTHPORT CLO, LIMITED
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

WAVELAND – INGOTS, LTD.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

WRIGLEY CDO, LTD.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Vanessa E. Marling
Name:	Vanessa E. Marling
Title:	Vice President

MERRILL LYNCH CREDIT PRODUCTS, LLC

By:	/s/ Neyda Darias
Name:	Neyda Darias
Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Carol J. E. Feeley
Name:	Carol J. E. Feeley
Title:	Vice President

WIND RIVER CLO I LTD.
By:	McDonnell Investment Management, LLC, as
Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO II – TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as
Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD.
By:	McDonnell Investment Management, LLC, as
Investment Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

GANNETT PEAK CLO I, LTD.
By:	McDonnell Investment Management, LLC, as
Investment Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

LAGUNA FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

KC CLO II PLC

By:	/s/ Lincoln Burkitt
Name:	Lincoln Burkitt
Title:	Vice President

JPMORGAN CHASE BANK N.A.

By:	/s/ Robert Traband
Name:	Robert Traband
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS LP

By:	/s/ Philip F. Green
Name:	Philip F. Greene
Title:	Authorized Signatory

ERSTE BANK DER OESTERREICHISCHEN
SPARKASSEN AG

By:	/s/ Bryan J. Lynch
Name:	Bryan J. Lynch
Title:	First Vice President

By:	/s/ Patrick W. Kunkel
Name:	Patrick W. Kunkel
Title:	Director

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN
FUND
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI LTD.
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VIII, LTD.
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO.
By:	Boston Management and Research as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME
TRUST
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED
INCOME FUND
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VARIABLE LEVERAGE FUND
LTD.
By:	Eaton Vance Management as Investment
Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

DBAG LONDON

By:	/s/ Karim Flitti
Name:	Karim Flitti
Title:	Director

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Rainer Meier
Name:	Rainer Meier
Title:	Vice President

SIERRA CLO I, LTD

By:	/s/ John M. Casperian
Name:	John M. Casperian
Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

SIERRA CLO II, LTD

By:	/s/ John M. Casperian
Name:	John M. Casperian
Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

BANK OF AMERICA, N.A.

By:	/s/ Michael S. Roof
Name:	Michael S. Roof
Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Kevin Bertelsen
Name:	Kevin Bertelsen
Title:	Senior Vice President

BIRCHWOOD FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

BALLANTYNE FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

ATLAS LOAN FUNDING 2, LLC,

By:	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC
Its Investment Manager

	By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

WB LOAN FUNDING 4, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

AMEGY BANK
By:	/s/ Laif Afseth
Name:	Laif Afseth
Title:	Senior Vice President

CPL CBNA LOAN FUNDING LLC, FOR ITSELF OR
AS AGENT FOR CPL CFPI LOAN FUNDING LLC

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-Fact

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director
By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director
By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

EXHIBIT H

FORM OF SECURED PROMISSORY NOTE

$[                  ]                         [                  ], 2006

FOR VALUE RECEIVED, [                                ], a [                                    ] (the “Maker”), hereby promises to pay to the order of [                  , a                   corporation] (together with its successors and assigns, the “Payee”), in immediately available funds, on the Maturity Date, the principal amount of [                  ] DOLLARS ($[                      ]) or, if less, the aggregate outstanding principal amount of the term loan made under this Secured Promissory Note (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Note”) together with any accrued and unpaid interest thereon. All payments hereunder shall be made in United States Dollars without set-off or counterclaim (all of which are expressly waived by the Maker), free and clear of all taxes and other charges, to an account designated by the Payee to the Maker from time to time.

1.             Definitions.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, Houston, Texas or the State of New York.

“Dollar or $” means lawful money of the United States of America.

“Maturity Date” means the Revolving Credit Termination Date (as defined in the REI Credit Agreement).

“Maximum Lawful Rate” means the highest interest rate permitted under applicable law.

“OPH Indenture” means the Indenture, dated as of April 27, 2000, between Orion Power Holdings, Inc., a Delaware corporation, and Wilmington Trust Company, as trustee, as it has been or may be amended, supplemented or otherwise modified from time to time.

 “REI Credit Agreement” means the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 22, 2004, among Reliant Energy, Inc., as the borrower, the other loan parties referred to therein, as guarantors, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent for such lenders, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

“Transferred Assets” has the meaning assigned to such term in the REI Credit Agreement.

(1) Insert name of Borrower or applicable Restricted Subsidiary.

2.             Repayment. The Maker may from time to time prepay the outstanding principal amount of this Note in whole or in part without premium or penalty by providing notice to the Payee of such prepayment no later than 11:00 a.m. Houston time on the Business Day on which the Maker wishes to make such prepayment. Once given, notices of prepayment shall be irrevocable. Repayments or prepayments shall be made before 5:00 p.m. Houston time on the Business Day when due in immediately available funds to such accounts specified by the Payee. This Note is a term note and, therefore, the Maker may not reborrow any principal amounts prepaid under this Note.

3.             Mandatory Prepayments for Asset Sales. If the Maker consummates an Asset Sale (as defined in the OPH Indenture) of all or a portion of the Transferred Assets, then the Net Proceeds (as defined in the OPH Indenture) of such sale shall be used to prepay the outstanding principal amount of this Note in an amount equal to the Net Proceeds of such sale.

4.             Interest. The Maker promises to pay interest on the outstanding principal amount of this Note from the date hereof until payment in full of this Note at a per annum rate equal to [     ]%. The Maker shall pay to the Payee all accrued but unpaid interest on the outstanding principal amount of this Note monthly upon dates selected by the Payee commencing with the calendar month succeeding the month during which the term loan under this Note was made and on the Maturity Date.

5.             Representations and Warranties. The Maker (i) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its [formation/organization/corporation] and (ii) has all requisite power and authority to execute, deliver and perform its obligations under this Note. The execution, delivery and performance by the Maker of this Note have been duly authorized by all necessary [limited partnership/limited liability company/corporate] action. This Note constitutes the legal, valid and binding obligation of the Maker, enforceable against the Maker in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity.

6.             Remedies. Upon the occurrence and during the continuation of any Event of Default (as such term is defined herein), the Payee may declare the outstanding principal amount of this Note, all accrued but unpaid interest thereon, and all other amounts payable by the Maker under this Note to be immediately due and payable, whereupon such amounts shall become immediately due and payable; provided, that upon the occurrence of an Event of Default set forth in Section 7(ii) below, the unpaid principal amount of this Note together with any and all interest and other amounts owed hereunder shall automatically become due and payable, without further act of the Payee. The Payee’s remedies under this Note shall be cumulative, and no delay in enforcing this Note shall act as a waiver of the Payee’s rights hereunder.

7.             Events of Default. It shall be an “Event of Default” under this Note if:

(i)            the Maker fails to pay (x) when and as required to be paid herein, any amount of principal of this Note, or (y) within three Business Days (as such term is hereinafter defined) after the same becomes due, any interest accrued hereunder, or (z)

within five Business Days after the same becomes due, any other amount payable hereunder;

(ii)           (x) there shall have been filed against the Maker, without the Maker’s consent, any petition or other request for relief seeking an arrangement, receivership, reorganization, liquidation, or similar relief under bankruptcy or other laws for the relief of debtors and such request for relief (1) remains in effect for 60 or more days, whether or not consecutive, or (2) is approved by a final nonappealable order, or (y) the Maker consents to or files any petition or other request for relief of the type described in clause (x) above seeking relief from creditors, makes any assignment for the benefit of creditors or other arrangement with creditors, or admits in writing its inability to pay its debts as they become due; or

(iii)          there shall have occurred and be continuing an Event of Default as defined in the OPH Indenture.

8.             Subordination. For so long as required by the REI Credit Agreement with respect to intercompany indebtedness, the Payee hereby subordinates any and all debts, liabilities and other obligations of the Maker under this Note (the “Subordinated Obligations”) to the Credit Agreement Obligations (as defined in the REI Credit Agreement) of the Maker, if any. Notwithstanding anything to the contrary in this Section 8, except during the continuance of a Default (as defined in the REI Credit Agreement) when the Maker has any Credit Agreement Obligations, the Payee may receive regularly scheduled payments from the Maker on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default when the Maker has any Credit Agreement Obligations, however, the Payee shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

9.             Security. This Note is the Secured Promissory Note referred to in [                        ].

10.           Application of Proceeds. Any amounts received by the Payee hereunder shall be applied to the Maker’s obligations hereunder in the order determined by the Payee.

11.           Waivers. The Maker hereby irrevocably waives notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of set off, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices in connection with the delivery, acceptance, collection and/or enforcement of this Note.

12.           Amendments. No amendment of any provision of this Note shall be effective unless in writing and signed by the Maker and the Payee.

13.           Notices. Unless otherwise specified, all notices and other communications provided for in this Note shall be in writing, including fax, and delivered or transmitted to the addresses designated by the Maker or the Payee in written notice to the other party. Notice sent by fax shall be deemed to be given and received when receipt of such transmission is acknowledged, and

(2) Inset description of mortgages and any other security documents securing the obligations under this Note.

delivered notice shall be deemed to be given and received when receipted for by, or actually received by, an authorized officer of the Maker or the Payee, as the case may be.

14.           GOVERNING LAW. THIS NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF TEXAS. WHEREVER POSSIBLE EACH PROVISION OF THIS NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS NOTE.

15.           Usury. NOTWITHSTANDING the foregoing or any other term in this Note to the contrary, it is the intention of the Maker and the Payee to conform strictly to any applicable usury laws. Accordingly, if the amount of any interest (including fees, charges, or expenses or any other amounts which, under applicable law, are deemed interest) contracted for, charged, or received in connection with this Note would exceed the Maximum Lawful Rate, then, ipso facto, the amount of such interest payable shall be automatically reduced to such Maximum Lawful Rate, and if, from any such circumstance, the Payee or the Maker shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Maximum Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing and not to the payment of interest, or if such excessive interest exceeds the principal amount owing, such excess shall be refunded. In making such determination, all interest shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Lawful Rate.

16.           Assignment. This Note shall bind and inure to the benefit of the Payee and the Maker and their respective successors and assigns. The Maker shall not assign, pledge, or transfer any of its duties under this Note, but the Payee may assign, collaterally assign, or grant a security interest in, part or all of the Payee’s interest in this Note.

THIS WRITTEN NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page follows]

EXECUTED as of the date first above written.

[MAKER]

By:

Name:

Title: